UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 20, 2009

Data Domain, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Mission College Blvd., Santa Clara, CA	95054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (408) 980-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

As previously announced, on June 2, 2009, EMC Corporation, a Massachusetts corporation (“EMC”), and Envoy Merger Corporation, a Delaware corporation and a wholly owned subsidiary of EMC (“Envoy”), commenced a cash tender offer to acquire all the outstanding shares (the “Shares”) of common stock, par value $0.0001 per Share of Data Domain, Inc., a Delaware corporation (“Data Domain”), at a price of $33.50 per Share, net to the seller in cash without interest (the “Offer Price”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated June 2, 2009, as amended (the “Offer to Purchase”), the related Letter of Transmittal, as amended, and the Tender Offer Statement on Schedule TO, as amended, filed by Envoy and EMC with the Securities and Exchange Commission (the “SEC”) on June 2, 2009 (the “Offer”). Also as previously announced, on July 8, 2009, EMC, Envoy and Data Domain entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

The initial offering period expired at 12:00 midnight, New York City time, on Friday, July 17, 2009. Upon expiration of the Offer, Envoy accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer (including all Shares delivered through notices of guaranteed delivery), and payment for such Shares will be made promptly, in accordance with the terms of the Offer. BNY Mellon Shareowner Services, the depositary for the Offer, has advised EMC and Envoy that, as of the expiration of the Offer, a total of approximately 50,947,657 Shares were validly tendered to Envoy and not withdrawn (not including Shares delivered through notices of guaranteed delivery), representing approximately 78.2% of the Shares outstanding. In addition to the Shares tendered in the Offer, EMC beneficially owns 2,534,697 Shares, representing approximately 3.9% of all Shares outstanding, which were acquired through ordinary brokerage transactions at prevailing market prices prior to the commencement of the Offer. Such previously-owned Shares, together with the Shares validly tendered to Envoy and not withdrawn (not including Shares delivered through notices of guaranteed delivery), represent approximately 82.1% of the Shares outstanding.

On July 20, 2009, EMC issued a press release announcing the results of the Offer and that EMC and Envoy had commenced a subsequent offering period for all remaining untendered Shares expiring at 12:00 midnight, New York City time, on Wednesday, July 22, 2009, unless further extended. Any such extension will be followed by a public announcement no later than 9:00 a.m., New York City time, on the next business day after the subsequent offering period was scheduled to expire. During the subsequent offering period, holders of Shares who did not previously tender their Shares into the Offer may do so and will promptly receive the same $33.50 per Share, net to the seller in cash without interest, paid during the initial offering period. The procedures for accepting the Offer and tendering Shares during the subsequent offering period are the same as those described for the Offer in the Offer to Purchase except that (i) guaranteed delivery procedures may not be used during the subsequent offering period and (ii) the Shares tendered during the subsequent offering period may not be withdrawn. The full text of the press release issued by EMC is set forth as Exhibit 99.1 hereto and is incorporated by reference herein.

EMC is funding the acquisition of Shares tendered in the Offer with cash on hand.

The Merger Agreement provides that promptly upon the purchase by EMC pursuant to the Offer of such number of Shares as represents at least a majority of the then-outstanding Shares, and from time to time thereafter, and subject to applicable legal requirements, EMC shall be entitled to designate such number of directors, rounded up to the next whole number (the “Designees”), on the Data Domain board of directors (the “Board”) as will give EMC representation on the Board equal to the product of (x) the total number of directors on the Board (after giving effect to the directors elected pursuant to this sentence) and (y) the percentage that such number of Shares so purchased bears to the total number of Shares then-outstanding. Under the Merger Agreement, subject to applicable law, Data Domain has taken all action requested by EMC necessary to effect any such election or appointment. In connection with the foregoing, Data Domain has increased the size of the Board to enable the Designees to be elected or appointed to the Board as provided above and described in Item 5.02 below.

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2009, in accordance with the provisions of the Merger Agreement referred to in Item 5.01 above, each of Frank Slootman and Kai Li submitted a resignation from the Board and from any committees of the Board. Pursuant to unanimous written consent, the Board adopted resolutions accepting the resignations increasing the size of the Board to 14 directors and appointing each of Michael W. Brown, Randolph L. Cowen, Michael J. Cronin, Paul T. Dacier, John R. Egan, Paul Sagan, David N. Strohm and Joseph M. Tucci (the “Appointees”) as directors of Data Domain. The Appointees were designated for appointment to the Board by EMC in accordance with the provisions of the Merger Agreement referred to in Item 5.01 above. Each of the Appointees is a director and/or executive officer of EMC. Information about the Appointees is set forth in Annex A to Amendment No. 3 to Data Domain’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on July 9, 2009, which is included as Exhibit 20.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among of Data Domain, Inc., EMC Corporation and Envoy Merger Corporation, a direct, wholly owned subsidiary of EMC Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Data Domain, Inc. on July 8, 2009).

20.1	Amendment No. 3 to the Solicitation/Recommendation Statement on Schedule 14D-9 of Data Domain, Inc., filed by Data Domain, Inc. with the Securities and Exchange Commission on July 9, 2009 (incorporated by reference to Amendment No. 3 to the Solicitation/Recommendation Statement on Schedule 14D-9 of Data Domain, Inc., filed by Data Domain, Inc. with the Securities and Exchange Commission on July 9, 2009).

99.1	Press release issued by EMC Corporation on July 20, 2009 (incorporated by reference to Exhibit (a)(1)(xx) of Amendment No. 9 to the Tender Offer Statement on Schedule TO filed by EMC Corporation and Envoy Merger Corporation with the Securities and Exchange Commission on July 20, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Domain, Inc.

DATE: July 20, 2009	By:	/s/ Michael P. Scarpelli
	Name:	Michael P. Scarpelli
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among of Data Domain, Inc., EMC Corporation and Envoy Merger Corporation, a direct, wholly owned subsidiary of EMC Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Data Domain, Inc. on July 8, 2009).

20.1	Amendment No. 3 to the Solicitation/Recommendation Statement on Schedule 14D-9 of Data Domain, Inc., filed by Data Domain, Inc. with the Securities and Exchange Commission on July 9, 2009 (incorporated by reference to Amendment No. 3 to the Solicitation/Recommendation Statement on Schedule 14D-9 of Data Domain, Inc., filed by Data Domain, Inc. with the Securities and Exchange Commission on July 9, 2009).

99.1	Press release issued by EMC Corporation on July 20, 2009 (incorporated by reference to Exhibit (a)(1)(xx) of Amendment No. 9 to the Tender Offer Statement on Schedule TO filed by EMC Corporation and Envoy Merger Corporation with the Securities and Exchange Commission on July 20, 2009).